CERTIFICATION PURSUANT TO
                               18 U.S.C. ss.1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



         In connection with the Quarterly Report of Synergy Financial Group, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, John S. Fiore, President and Chief Executive Officer, and A. Richard Abrahamian, Senior Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.




/s/John S. Fiore                                /s/A. Richard Abrahamian
-------------------------------------           -------------------------------------------------
John S. Fiore                                   A. Richard Abrahamian
President and Chief Executive Officer           Senior Vice President and Chief Financial Officer
(Principal Executive Officer)                   (Principal Financial and Accounting Officer)

Date: August 9, 2007                            Date: August 9, 2007
